UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2004

                         CNL RESTAURANT PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

     Maryland                         001-15581                59-3239115
(State or Other Jurisdiction                               (I.R.S. Employer
 of Incorporation)           (Commission File Number)      Identification No.)

                 450 South Orange Avenue, Orlando, Florida 32801
          (Address, including zip code, of Principal Executive Offices)

        Registrant's telephone number, including area code (407) 540-2000


         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Ruler 13e-4(c) under the Exchange Act (17 CFR 240/13e-4(c))



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Item 8.01.  Other Events.

         Recently, the Company concluded that certain loans, which when made by the Company in 1998 satisfied the real estate investment trust ("REIT") qualification requirements then applicable, might fail to meet subsequent REIT qualification requirements. To eliminate any uncertainty, the Company sought assurance from the Internal Revenue Service ("IRS") that the loans would not cause the Company to fail to qualify as a REIT. We are pleased to report that on December 9, 2004 the IRS granted the assurance requested by the Company.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 14, 2004               CNL RESTAURANT PROPERTIES, INC.

                                        By:

                                            /s/ CURTIS B. McWILLIAMS
                                            ---------------------------------
                                            Curtis B. McWilliams
                                            Chief Executive Officer



                                            /s/ STEVEN D. SHACKELFORD
                                            ---------------------------------
                                            Steven D. Shackelford
                                            Chief Financial Officer